DELAWARE POOLED TRUST

Supplement to the Trust's Prospectus and
Statement of Additional Information dated February 25, 2005

The Intermediate Fixed Income Portfolio expects to declare dividends daily and distribute them monthly. The High-Yield Bond Portfolio expects to declare dividends monthly and distribute them monthly. The Real Estate Investment Trust Portfolio expects to declare and distribute dividends quarterly. The Global Fixed Income, The International Fixed Income, The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity and The Core Plus Fixed Income Portfolios and The Real Estate Investment Trust Portfolio II expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually.

The Supplement is dated May 23, 2005.